Exhibit 99.1

Marketo Announces First Quarter 2016 Results

SAN MATEO, Calif. — April 26, 2016 — Marketo, Inc. (NASDAQ: MKTO), the leading provider of engagement marketing software and solutions, today announced its first quarter 2016 financial results.

Highlights:

•      First quarter revenue increased 35 percent year over year to $62.2 million

•      Deferred revenue increased 37 percent year over year to $91.7 million

•      Improved operating leverage year over year

•      Launched new solutions to address expanded range of customer demand

“Our first quarter performance marks a solid start to 2016 as we saw strong revenue growth and improved operating leverage.” said Phil Fernandez, chairman and CEO of Marketo. “Marketing automation has expanded beyond just the marketing department and is becoming a strategic weapon among CMOs as well as CIOs and the entire C-suite.  Marketo is well positioned to capitalize on the broader market opportunity in 2016 as companies expand their digital transformation agendas.”

Results for the first quarter of 2016:

•                  Revenue: Revenue was $62.2 million, an increase of 35 percent over the same period of the prior year.

•                  Deferred Revenue:  Deferred revenue at March 31, 2016 was $91.7 million, compared to $92.0 million at December 31, 2015 and $66.9 million at March 31, 2015.

•                  Calculated Billings: Calculated billings were $62.0 million, an increase of 24 percent over $49.9 million in the same period of the prior year.

•                  Net Loss: GAAP net loss attributable to Marketo was $18.4 million, and net loss per common share, basic and diluted, was $(0.42). Non-GAAP net loss was $7.7 million, and non-GAAP net loss per common share, basic and diluted, was $(0.17).

•                  Cash Flow:  Cash used in operating activities was $10.0 million as compared to cash used in operating activities of $8.5 million in the same period of the prior year.

•                  Total Cash and Cash Equivalents: As of March 31, 2016, total cash and cash equivalents was $94.7 million.

Outlook

As of April 26, 2016, Marketo is initiating revenue and EPS guidance for its second quarter and updating full year 2016 guidance.

For the second quarter of 2016, Marketo expects to report:

•                  Revenue in the range of $65 to $66 million

•                  GAAP net loss per share in the range of $(0.41) to $(0.43)

•                  Non-GAAP net loss per share in the range of $(0.12) to $(0.14)

For the full year 2016, Marketo expects to report:

•                  Revenue in the range of $269 to $275 million

•                  GAAP net loss per share in the range of $(1.56) to $(1.60)

•                  Non-GAAP net loss per share in the range of $(0.46) to $(0.50)

Reconciliations of the non-GAAP financial measures included in this release to their nearest GAAP equivalents are provided at the end of this release.

Conference Call Information

Marketo will host a conference call and live webcast to discuss financial results at 5:00 p.m. ET/2:00 p.m. PT, today, Tuesday, April 26, 2016.  The conference call can be accessed by dialing (888) 572-7033, or +1 (719) 325-2376 (outside the U.S. and Canada).  A live webcast will be available at http://investors.marketo.com.  An audio replay of the call will also be available by dialing (888) 203-1112 or +1(719) 457-0820 (outside the U.S. and Canada) and entering passcode 9155433#.

Use of Non-GAAP Financial Information

Marketo provides financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand Marketo’s past financial performance and future results, Marketo has supplemented its financial results that it provides in accordance with GAAP with certain non-GAAP financial measures. The method Marketo uses to produce non-GAAP financial results may differ from the methods used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Specifically, management is excluding the following items from its non-GAAP historical and estimated net loss and net loss per common share, basic and diluted:

• Stock-Based Compensation Expenses: The company’s compensation strategy includes the use of stock-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, stock-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

• Amortization of Acquired Intangible Assets: The company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

• Adjustment to the value of redeemable non-controlling interest to the redemption amount is excluded as the company believes it may not be indicative of future operating results and that investors benefit from an understanding of the company’s operating results without giving effect to this adjustment.

Additionally, the company believes the following supplemental non-GAAP financial information is useful to investors and others in assessing its operating performance. A calculation of the supplemental non-GAAP financial information is provided in the table titled ‘Non-GAAP Supplemental financial information’.

• Calculated billings is calculated as revenue plus the change in total deferred revenue as presented on the balance sheet.

• Free cash flow is calculated as cash flow provided by (used in) operations less the purchase of property and equipment and capitalized software development costs presented on the statement of cash flows.

Marketo believes calculated billings offers investors useful supplemental information regarding the performance of its business, and will help investors better understand the sales volumes and performance of its business. The free cash flow metric is useful as it provides investors an enhanced view of the company’s operational performance and the cash available to fund on-going operations. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the related reconciliations, to more fully understand its business. Reconciliations of these GAAP and non-GAAP financial measures are presented in the tables at the end of this release.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “expects,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Examples of forward-looking statements include, but are not limited to, statements about our opportunities for growth and our GAAP and non-GAAP financial guidance for the second quarter and the full year of 2016, including revenue, net loss, EPS, stock-based compensation expenses, amortization of acquired intangible assets and adjustments to the value of redeemable non-controlling interest to the redemption amount. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties that could cause actual results to differ from the results predicted include, but are not limited to, risks associated with: possible fluctuations in our financial and operating results; our rate of growth and anticipated revenue run rate, including our ability to convert deferred revenue into revenue and, as appropriate, cash flow, and the continued growth and ability to maintain deferred revenue; errors, interruptions or delays in our services or Web hosting; breaches of our security measures; competition and competitive pressures, including discounting by our competitors; the nature of our business model; our ability to continue to release, and gain customer acceptance of, new and improved versions of our services; successful customer deployment and utilization of our existing and future services; changes in our sales cycle; the financial impact of any previous and future acquisitions; relationships with platform or service providers; various financial aspects of our subscription model; unexpected increases in attrition or decreases in new business; the emerging markets in which we operate; unique aspects of entering or expanding in international markets; our ability to hire, retain and motivate employees, to ramp our sales team, and to manage our growth; changes in our customer base; technological developments; regulatory developments; litigation related to intellectual property and other matters, and any related claims, negotiations and settlements; unanticipated changes in our effective tax rate; fluctuations in the number of shares we have outstanding and the price of such shares; foreign currency exchange rates; collection of receivables; interest rates; factors affecting our deferred tax assets and ability to value and utilize them; the risks and expenses associated with our real estate and office facilities space; and general developments in the economy, financial markets, and credit markets.

Further information about potential factors that could affect our financial results is included in public reports we file with the Securities and Exchange Commission, including, but not limited to, the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q, and the Forms 8-K and other documents we file from time to time.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We assume no obligation and do not intend to publicly update these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

About Marketo

Marketo (NASDAQ: MKTO) provides the leading engagement marketing software and solutions designed to help marketers develop long-term relationships with their customers - from acquisition to advocacy. Marketo is built for marketers, by marketers and is setting the innovation agenda for marketing technology. Marketo puts Marketing First. Headquartered in San Mateo, CA, with offices around the world, Marketo serves as a strategic partner to large enterprise and fast-growing small companies across a wide variety of industries. To learn more about Marketo’s Engagement Marketing Platform, LaunchPoint® partner ecosystem, and the vast community that is the Marketo Marketing Nation®, visit www.marketo.com.

Marketo, the Marketo logo, Marketing Nation and LaunchPoint are trademarks of Marketo, Inc. All other trademarks are the property of their respective owners.

IR Contact:

Anne Marie McCauley
Marketo
650-727-6845
amccauley@marketo.com

PR Contact:

Stefanie Gordish
 Marketo
415-590-9722
sgordish@marketo.com

###

MARKETO, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31,	December 31,
	2016	2015

ASSETS
Current assets:
Cash and cash equivalents	$94,703	$107,218
Accounts receivable, net	48,505	50,678
Prepaid expenses and other current assets	15,029	9,073
Total current assets	158,237	166,969
Property and equipment, net	24,273	21,323
Goodwill	29,201	29,201
Intangible assets, net	5,204	5,455
Other assets	3,052	2,130
Total assets	$219,967	$225,078

LIABILITIES, REDEEMABLE NON-CONTROLLING INTERESTS AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,058	$4,265
Accrued expenses and other current liabilities	24,445	25,706
Deferred revenue	91,520	91,735
Current portion of credit facility	1,873	2,174
Total current liabilities	122,896	123,880
Credit facility, net of current portion	83	478
Deferred revenue, long-term	193	230
Other liabilities	3,818	2,722
Total liabilities	126,990	127,310

Redeemable non-controlling interests	4,425	4,643

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	358,175	344,727
Accumulated other comprehensive loss	(46)	(274)
Accumulated deficit	(269,581)	(251,332)
Total stockholders’ equity	88,552	93,125
Total liabilities, redeemable non-controlling interests and stockholders’ equity	$219,967	$225,078

MARKETO, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended March 31,
	2016	2015

Revenue:
Subscription and support	$55,348	$40,100
Professional services and other	6,868	5,900
Total revenue	62,216	46,000
Cost of revenue (1):
Subscription and support	12,310	9,074
Professional services and other	9,068	7,337
Total cost of revenue	21,378	16,411
Gross profit:
Subscription and support	43,038	31,026
Professional services and other	(2,200)	(1,437)
Total gross profit	40,838	29,589
Operating expenses (1):
Research and development	11,001	9,695
Sales and marketing	37,113	30,032
General and administrative	10,872	8,782
Total operating expenses	58,986	48,509
Loss from operations	(18,148)	(18,920)
Other income (expense), net	(137)	520
Loss before provision for income taxes	(18,285)	(18,400)
Provision for income taxes	402	212
Net loss	(18,687)	(18,612)
Net loss and adjustment attributable to redeemable non-controlling interests	264	454
Net loss attributable to Marketo	$(18,423)	$(18,158)

Net loss per share of common stock, basic and diluted	$(0.42)	$(0.44)
Shares used in computing net loss per share of common stock, basic and diluted	43,992	41,613

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended March 31,
	2016	2015

Cost of subscription and support revenue	$762	$619
Cost of professional services and other revenue	1,212	937
Research and development	1,805	2,316
Sales and marketing	3,074	2,802
General and administrative	3,147	2,607
Total stock-based compensation expense	$10,000	$9,281

MARKETO, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss:
Net loss attributable to Marketo	$(18,423)	$(18,158)
Net loss and adjustment attributable to redeemable non-controlling interests	(264)	(454)
Net loss	(18,687)	(18,612)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,980	2,879
Stock-based compensation expense	10,000	9,281
Deferred income taxes	84	10
Provision for allowance for doubtful accounts	104	248
Changes in operating assets and liabilities:
Accounts receivable	2,296	(3,027)
Prepaid expenses and other current assets	(5,541)	(4,170)
Other assets	(117)	(644)
Accounts payable	(159)	1,028
Accrued expenses and other current liabilities	(1,549)	(338)
Deferred revenue	(771)	4,694
Other liabilities	380	116
Net cash used in operating activities	(9,980)	(8,535)
Cash flows from investing activities:
Increase in restricted cash	(735)	(215)
Purchase of property and equipment	(4,587)	(4,092)
Capitalized software development	(601)	(521)
Net cash used in investing activities	(5,923)	(4,828)
Cash flows from financing activities:
Proceeds from issuance of common stock upon exercise of stock options	781	965
Proceeds from issuance of common stock issued under employee stock purchase plan	2,716	2,885
Investment from redeemable non-controlling interests	—	1,678
Withholding taxes remitted for the net share settlement of equity awards	(3)	(3)
Repayment of debt	(697)	(670)
Net cash provided by financing activities	2,797	4,855
Effect of foreign exchange rate changes on cash and cash equivalents	591	(368)
Net decrease in cash and cash equivalents	(12,515)	(8,876)
Cash and cash equivalents — beginning of period	107,218	112,644
Cash and cash equivalents — end of period	$94,703	$103,768

MARKETO, INC.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Marketo uses non-GAAP measures of operating loss, net loss and net loss per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Marketo’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended December 31, 2015	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Revenue:
Subscription and support	$51,711	$55,348	$40,100
Professional services and other	6,556	6,868	5,900
Total Revenue	$58,267	$62,216	$46,000

Cost of revenue reconciliation:
GAAP Subscription and support	$11,284	$12,310	$9,074
Stock-based compensation	(740)	(762)	(619)
Amortization of acquired intangible assets	(377)	(377)	(377)
Non-GAAP subscription and support	$10,167	$11,171	$8,078

GAAP Professional services and other	$7,813	$9,068	$7,337
Stock-based compensation	(1,105)	(1,212)	(937)
Non-GAAP professional services and other	$6,708	$7,856	$6,400

Gross profit and gross margin reconciliation:
Non-GAAP subscription and support gross profit	$41,544	$44,177	$32,022
Non-GAAP professional services and other gross profit	(152)	(988)	(500)
Non-GAAP gross profit	$41,392	$43,189	$31,522
Non-GAAP subscription and support gross margin	80.3%	79.8%	79.9%
Non-GAAP professional services and other gross margin	-2.3%	-14.4%	-8.5%
Non-GAAP gross margin	71.0%	69.4%	68.5%

Operating expenses reconciliation:
GAAP Research and development	$10,476	$11,001	$9,695
Stock-based compensation	(1,716)	(1,805)	(2,316)
Amortization of acquired intangible assets	(38)	(37)	(37)
Non-GAAP research and development	$8,722	$9,159	$7,342
As a % of total revenues, non-GAAP	15.0%	14.7%	16.0%

GAAP Sales and marketing	$33,723	$37,113	$30,032
Stock-based compensation	(2,724)	(3,074)	(2,802)
Amortization of acquired intangible assets	(137)	(137)	(137)
Non-GAAP sales and marketing	$30,862	$33,902	$27,093
As a % of total revenues, non-GAAP	53.0%	54.5%	58.9%

GAAP General and administrative	$10,588	$10,872	$8,782
Stock-based compensation	(3,223)	(3,147)	(2,607)
Amortization of acquired intangible assets	(45)	(46)	(46)
Non-GAAP general and administrative	$7,320	$7,679	$6,129
As a % of total revenues, non-GAAP	12.6%	12.3%	13.3%

Loss from operations reconciliation:
GAAP loss from operations	$(15,617)	$(18,148)	$(18,920)
Stock-based compensation	9,508	10,000	9,281
Amortization of acquired intangible assets	597	597	597
Non-GAAP loss from operations	$(5,512)	$(7,551)	$(9,042)
As a % of total revenues, non-GAAP	-9.5%	-12.1%	-19.7%

Net loss reconciliation:
GAAP Net loss attributable to Marketo	$(17,151)	$(18,423)	$(18,158)
Stock-based compensation	9,508	10,000	9,281
Amortization of acquired intangible assets	597	597	597
Adjustment to redeemable non-controlling interests	1,521	174	—
Non-GAAP Net loss attributable to Marketo	$(5,525)	$(7,652)	$(8,280)

Basic and diluted net loss per share
GAAP	$(0.40)	$(0.42)	$(0.44)
Non-GAAP	$(0.13)	$(0.17)	$(0.20)

Shares used to compute basic and diluted GAAP and Non-GAAP net loss per share	43,383	43,992	41,613

MARKETO, INC.

NON-GAAP SUPPLEMENTAL FINANCIAL INFORMATION

(In thousands)

(Unaudited)

1) Calculated Billings

	Three Months Ended March 31,
	2016	2015
Total revenue	$62,216	$46,000
Add increase (decrease) in total deferred revenue	(252)	3,939
Total calculated billings	$61,964	$49,939

2) Reconciliation of GAAP Operating Cash Flow to Free Cash Flow

	Three Months Ended March 31,
	2016	2015
GAAP net cash used in operating activities	$(9,980)	$(8,535)
Less purchases of property plant and equipment	(4,587)	(4,092)
Less capitalized software development	(601)	(521)
Free cash flow	$(15,168)	$(13,148)

MARKETO, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS PER SHARE TARGETS

(In thousands, except per share data)

(Unaudited)

	Three Months Ending			Twelve Months Ending
	June 30, 2016			December 31, 2016

GAAP net loss per diluted share range	$(0.41)	-	$(0.43)	$(1.56)	-	$(1.60)
Adjustments:
Stock-based compensation	0.24		0.24	0.95		0.95
Amortization of acquired intangibles per share	0.01		0.01	0.05		0.05
NCI adjustment to redemption value	0.04		0.04	0.10		0.10
Non-GAAP net loss per diluted share range	$(0.12)	-	$(0.14)	$(0.46)	-	$(0.50)

Weighted Average Shares Outstanding	44,528		44,528	44,713		44,713

The GAAP and non-GAAP net income per share targets provided below and elsewhere in this press release are estimates. Marketo’s future performance involves risks and uncertainties and the Company’s actual results could differ materially from such estimates. Some of the factors that could affect the Company’s operating results are set forth under the caption “ ‘Safe harbor’ statement under the Private Securities Litigation Reform Act of 1995” in this release.